UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA  94105

(415) 593-5400

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed by Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“Prosper Funding” and, collectively with PMI, the “Registrants”) on July 8, 2016 (the “Original 8-K”). The Registrants are amending the Original 8-K for the purpose of revising the redacted copies of Exhibits 10.1 and 10.2 to the Original 8-K, for which the Registrants are seeking confidential treatment of certain portions pursuant to a Confidential Treatment Request submitted to the Securities and Exchange Commission (the “SEC”) pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Except as stated herein, this Current Report on Form 8-K/A does not reflect events occurring after the filing of the Original 8-K on July 8, 2016 and no attempt has been made in this Current Report on Form 8-K/A to modify or update the disclosure as presented in the Original 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original 8-K and the Registrants’ filings with the SEC subsequent to the filing of the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit

10.1#	Asset Sale Agreement, dated July 1, 2016, between Prosper Funding LLC and WebBank.
10.2#	Marketing Agreement, dated July 1, 2016, between Prosper Marketplace, Inc. and WebBank.

# Portions of the Exhibits have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: March 7, 2017	By:	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel and Secretary

Prosper Funding LLC

Date: March 7, 2017	By:	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1#	Asset Sale Agreement, dated July 1, 2016, between Prosper Funding LLC and WebBank.
10.2#	Marketing Agreement, dated July 1, 2016, between Prosper Marketplace, Inc. and WebBank.

# Portions of the Exhibits have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.